EXHIBIT 10.68

Portions of this Exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. Such omissions are designated as ***.

AMENDMENT NO. 1 TO

LICENSE AGREEMENT

DATED AS OF OCTOBER 19, 2009

BY AND BETWEEN

UNIGENE LABORATORIES, INC.

AND

TARSA THERAPEUTICS, INC.

This Amendment No. 1 (this “Amendment No. 1”), dated as of January 15, 2010 (the “Amendment Date”), hereby amends that certain License Agreement, dated as of October 19, 2009 (the “Agreement”), by and between Unigene Laboratories, Inc. (“Unigene”), a Delaware corporation, and Tarsa Therapeutics, Inc. (“Tarsa”), a Delaware corporation. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

WHEREAS, Unigene and Tarsa entered into the Agreement to provide for the grant by Unigene to Tarsa of certain exclusive and non-exclusive licenses to develop, test, manufacture, use and sell the Licensed Products in the Territory; and

WHEREAS, the Parties hereto desire to amend and restate Schedule 4 to the Agreement as provided herein.

NOW THEREFORE, for and in consideration of the premises and the mutual promises and benefits contained herein, Unigene and Tarsa hereby agree as follows:

1. Schedule 4 to the Agreement shall be amended and restated in its entirety as set forth on Annex A attached hereto.

2. Except as specifically provided herein, all other terms and conditions of the Agreement shall remain in full force and effect, and this Amendment No. 1 shall not be construed to amend or waive any provisions of the Agreement except as specifically set forth herein.

3. This Amendment No. 1, and the rights and obligations of the Parties hereunder, shall be construed in accordance with, and governed by the laws of the State of New York (without regard to its conflict of laws principles).

4. This Amendment No. 1 may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be duly executed by their authorized representatives as of the Amendment Date.

UNIGENE LABORATORIES, INC.		TARSA THERAPEUTICS, INC.

By:	/s/ Ronald S. Levy	By:	/s/ David Brand

Name:	Ronald S. Levy	Name:	David Brand

Title:	Executive Vice President	Title:	President & Chief Executive Officer

Annex A

Schedule 4

Amended and Restated Development Timeline

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